EXHIBIT 10.8

               ALL AMERICAN PET COMPANY, INC.
                          BOW WOW!
                  BREAKFAST CEREAL FOR DOGS
                           [LOGO]


                          AGREEMENT


     On August 29, 2006, the Company entered into a related party loan with Mr. Schwartz in the amount of $25,000. The loan accrues interest at 15% per annum and is due on demand. Accrued interest in the amount of $1,259 is included in interest payable at December 31, 2006. On June 26, 2006, this note was extended for an additional 18 months. The Company made payments of $10,000 during the period ended December 31, 2006.


           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                    ALL AMERICAN PET COMPANY, INC.


                    By: /s/Lisa Bershan
                        ---------------------------------
                        Lisa Bershan, Executive Vice President


                    BARRY SCHWARTZ

                    By: /s/Barry Schwartz
                        --------------------------------
                        Mr. Barry Schwartz



16501 Ventura Blvd., Suite 514 * Encino, CA 91436 * 818 981-2275
           *818 981-2274 Fax * www.bowwowbreakfast.com

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               ALL AMERICAN PET COMPANY, INC.
                          BOW WOW!
                  BREAKFAST CEREAL FOR DOGS
                           [LOGO]


                          AGREEMENT



This Agreement is entered into as of this 29th day of August, 2006 between All American Pet Company, Inc., a
Maryland corporation (the "Company") and Mr. Barry Schwartz.

      WHEREAS,  Mr. Schwartz has agreed to loan the  Company
$25,000 pursuant to a Non-Negotiable Promissory Note. The loan will accrue interest at 15% per annum and is payable upon demand.



     NOW, THEREFORE, the parties hereto agree as follows:

      1. Loan to Company. Mr. Schwartz agrees to advance to the Company, by way of loan, $25,000, such loan to be evidenced by the Non-Negotiable Promissory Note in the form attached hereto as Exhibit A (the "Note").

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                    ALL AMERICAN PET COMPANY, INC.



                    By: /s/Lisa Bershan
                        -------------------------------------
                       Lisa Bershan, Executive Vice President



                    BARRY SCHWARTZ

                    By: /s/Barry Schwartz
                        -------------------------------------
                        Mr. Barry Schwartz





16501 Ventura Blvd., Suite 514 * Encino, CA 91436 * 818 981-2275
          * 818 981-2274 Fax * www.bowwowbreakfast.com